UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2024

LivaNova PLC
(Exact Name of Registrant as Specified in its Charter)

England and Wales	001-37599	98-1268150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Eastbourne Terrace
London, W2 6LG
United Kingdom
(Address of Principal Executive Offices)

+44 20 33250660
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
Ordinary Shares - £1.00 par value per share	LIVN	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On October 8, 2024, the Board of Directors (the “Board”) of LivaNova PLC (the “Company”) appointed Susan Podlogar to the Board and as a member of the Compensation and Human Capital Management Committee of the Board.

With over 30 years of experience, Ms. Podlogar, 61, has held key global leadership positions at prominent institutions across multiple industries of consulting, scientific, and financial companies. Ms. Podlogar served as the Executive Vice President, Chief Human Resources Officer at MetLife from July 2017 until her retirement in June 2024. Prior to joining MetLife, Ms. Podlogar spent 16 years with Johnson & Johnson where she served in various leadership roles including Global Head, Human Resources Medical Devices; Global Head of Total Rewards and Head Human Resources for Europe, the Middle East, and Africa; and Global Head, Human Resources and Communications Pharmaceutical R&D.

Consistent with the Company’s other non-employee directors, Ms. Podlogar will be compensated in accordance with the Company’s Remuneration Policy (the “Policy”). In connection with this appointment and pursuant to the Policy, Ms. Podlogar will receive an annual board retainer fee of $60,000, a Compensation and Human Capital Management Committee annual member fee of $8,000, and an annual, service-based restricted stock award grant with a fair market value of $180,000, in each case prorated for her service with respect to fiscal 2024.

There is no arrangement or understanding between Ms. Podlogar and any other person pursuant to which Ms. Podlogar was selected as a director. In addition, Ms. Podlogar is not, and has not been since January 1, 2023, a participant in any transaction involving the Company, and Ms. Podlogar is not a participant in any proposed transaction with the Company, in each case, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits.

Exhibit	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LivaNova PLC

Date: October 8, 2024	By: /s/ Michael Hutchinson
Name: Michael Hutchinson
Title: SVP, Company Secretary & Chief Legal Officer